Supplement dated May 3, 2016, to the following prospectus:

American Beacon Ionic Strategic Arbitrage Fund
Prospectus dated April 29, 2016

Effective immediately: The "Fund Summary - American Beacon Ionic Strategic Arbitrage Fund - Principal Risks – Fees and Expenses of the Fund" and "Example" sections are deleted and replaced with the following:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 19 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 30 of the statement of additional information ("SAI").
Shareholder Fees (fees paid directly from your investment)
Share Class	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50% [1]	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Institutional	Investor
Management Fees	1.03%	1.03%	1.03%	1.03%	1.03%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses
Dividends & Interest Expense on Securities Sold Short	0.94%	0.94%	0.94%	0.94%	0.94%
Remaining Other Expenses (including service fee)	4.65%	4.69%	1.18%	1.22%	1.89%
Acquired Fund Fees and Expenses	0.07%	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses [2]	6.94%	7.73%	3.22%	3.26%	3.93%
Fee Waiver and/or expense reimbursement [3]	(3.99%)	(4.03%)	(0.57%)	(0.71%)	(1.00%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	2.95%	3.70%	2.65%	2.55%	2.93%
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
[2]
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[3]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class, Y Class, Institutional Class and Investor Class shares, as applicable, through April 30, 2017 to the extent that Total Annual Fund Operating Expenses exceed 1.94% for the A Class, 2.69% for the C Class, 1.64% for the Y Class, 1.54% for the Institutional Class and 1.92% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement or recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that this example reflects the fee waiver/expense reimbursement arrangement for each share class through April 30, 2017. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A	$759	$2,082	$3,354	$6,325
C	$472	$1,895	$3,337	$6,610
Y	$268	$939	$1,634	$3,483
Institutional	$258	$938	$1,642	$3,511
Investor	$296	$1,107	$1,935	$4,084
Assuming no redemption of shares:
Share Class	1 Year	3 Years	5 Years	10 Years
C	$372	$1,895	$3,337	$6,610

For more information, please contact us at 1-800-658-5811, Option 1.
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